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                                                                Exhibit 10(c)



US WEST FINANCIAL SERVICES, INC. - TRUST J (EXECUTION)










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                                 AMENDMENT NO. 2
                           dated as of August 22, 1997
                                       to
                                 FACILITY LEASE
                         dated as of September 30, 1987
                          as amended February 26, 1988
                                      among
                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,
                   not in its individual capacity, but solely
                as Owner Trustee for Bruce Mansfield 1987 Trust J
                    under and pursuant to a Trust Agreement,
                      dated as of September 30, 1987, with
                        US WEST FINANCIAL SERVICES, INC.,
                                    as Lessor
                                       and
                            THE TOLEDO EDISON COMPANY
                                       and
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY,
                                   as Lessees

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NOTE:  CERTAIN RIGHTS OF THE LESSOR UNDER THIS LEASE AGREEMENT AS AMENDED
HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF IBJ SCHRODER BANK & TRUST COMPANY, INDENTURE TRUSTEE, UNDER AND TO THE EXTENT SET FORTH IN THE TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASE, DATED AS OF SEPTEMBER 30, 1987, AS AMENDED AND SUPPLEMENTED BETWEEN MERIDIAN TRUST COMPANY (PREDECESSOR TO FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION), AS OWNER TRUSTEE FOR BRUCE MANSFIELD 1987 TRUST J (UNDER AND PURSUANT TO A TRUST AGREEMENT, DATED AS OF SEPTEMBER 30, 1987, AS AMENDED, BETWEEN SUCH PARTY AND MERIDIAN TRUST COMPANY, PREDECESSOR TO FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION) AND IBJ SCHRODER BANK & TRUST COMPANY, AS INDENTURE TRUSTEE, AS SUCH INDENTURE MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF. THIS AMENDMENT NO. 2 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(d) OF THIS AMENDMENT NO. 2 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.


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US WEST FINANCIAL SERVICES, INC. - TRUST J (EXECUTION)



                  AMENDMENT NO. 2, dated as of August 22, 1997 ("Amendment No. 2"), to the Facility Lease, dated as of September 30, 1987, as amended by Amendment No. 1 thereto, dated as of February 26, 1988, all as in effect on the date hereof (the "Facility Lease"), among FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association (successor to Meridian Trust Company), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, as amended, dated as of September 30, 1987, with the Owner Participant identified on the cover page hereof (in such capacity, the "Lessor"), THE TOLEDO EDISON COMPANY, an Ohio corporation ("Toledo Edison"), and THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, an Ohio corporation ("Cleveland Electric") (Cleveland Electric and Toledo Edison being collectively referred to as the "Lessees").

                              W I T N E S S E T H:

                  WHEREAS, the Lessees and the Lessor have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessees of the Undivided Interest; and

                  WHEREAS, Section 3(f) of the Facility Lease provides for an adjustment to the Basic Lease Rate Factors and the Stipulated Loss Value, Termination Value and Special Termination Value percentages in the event, among other things, Refunding Notes are issued resulting in a change in the actual interest rate payable on the Secured Notes, the dates on which interest is payable thereon, the amortization schedules and/or the debt/equity ratio; and

                  WHEREAS, Section 8.02 of the Indenture provides, among other things, that the Lessor and Indenture Trustee may, with the consent of the Holder of the Secured Notes, execute a supplement to the Indenture in order to modify terms of the Secured Notes issued under the Indenture; and

                  WHEREAS, the Lessor and the Indenture Trustee intend to modify certain terms of the Secured Notes which will result in a change, among other things, in the actual interest rate payable on the Secured Notes and the amortization schedules of the Secured Notes;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in the Facility Lease.

                  SECTION 2. AMENDMENTS.

                  Schedules 1 through 4 of the Facility Lease are hereby amended as follows:

                         (i) Schedule 1 entitled "Basic Lease Rate Factors" is deleted in its entirety and is hereby replaced with Schedule 1 hereto.

                         (ii) Schedule 2 entitled "Stipulated Loss Value" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

                         (iii) Schedule 3 entitled "Termination Value" is deleted in its entirety and is hereby replaced with Schedule 3 hereto.

                         (iv) Schedule 4 entitled "Special Termination Value" is deleted in its

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US WEST FINANCIAL SERVICES, INC. - TRUST J (EXECUTION)



           entirety and is hereby replaced with Schedule 4 hereto.

                  SECTION 3. MISCELLANEOUS.

                  (a) Execution. Although this Amendment No. 2 is dated as of the date first above written for convenience, the actual dates of execution hereof by the parties hereto are, respectively, the dates set forth under the signatures hereto. This Amendment No. 2 shall be effective as of the date upon which the Owner Trustee receives a payment of Supplemental Rent as provided in the Facility Lease (the "Effective Date"). This Amendment No. 2 amends and modifies the Facility Lease and is to be read with and form part of the Facility Lease. On and from the Effective Date, any reference in any Operative Document to the Facility Lease shall be deemed to refer to the Facility Lease as amended and modified by Amendment No. 1 thereto, dated as of February 26, 1988, and by this Amendment No. 2.

                  (b) Non-Waiver or Amendment. The agreements contained in this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party under any Operative Document, nor constitute, except as expressly provided in this Amendment, a waiver of any provision of any Operative Document.

                  (c) Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the laws of the Commonwealth of Pennsylvania govern the creation of, and perfection of, interest in property (whether real or personal) and except to the extent that the Federal laws of the United States are mandatorily applicable.

                  (d) Original Counterpart. The single executed original of this Amendment No. 2 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Lease Indenture Trustee thereon shall be the "Original" of this Amendment No. 2. No security interest in this Amendment No. 2 may be created or continued through the transfer or possession of any counterpart other than the "Original."

             [The remainder of this page intentionally left blank.]



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US WEST FINANCIAL SERVICES, INC. - TRUST J (EXECUTION)




                  IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 2 to Facility Lease to be duly executed by an officer thereunto duly authorized.

                                        FIRST UNION TRUST COMPANY, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, but solely as Owner Trustee
                                        for Bruce Mansfield 1987 Trust J under
                                        and pursuant to a Trust Agreement dated
                                        as of September 30, 1987 between
                                        Meridian Trust Company, predecessor to
                                        First Union Trust Company, National
                                        Association, and U.S. West Financial
                                        Services, Inc.

ATTEST:

[Corporate Seal]                        By:      /s/ STEPHEN J. KABA
                                                 ----------------------------
By: ___________________________         Name:    Stephen J. Kaba

Title: ________________________         Title:   Vice President

                                        Date:    August 20, 1997


                                        THE TOLEDO EDISON COMPANY
                                                   and
                                        THE CLEVELAND ELECTRIC ILLUMINATING
COMPANY
ATTEST:

[Corporate Seal]                        By:      /s/ DAVID M. BLANK
                                                 ---------------------------
By: ___________________________         Name:    David M. Blank

Title: ________________________         Title:   Treasurer of each

                                        Date:    August 20, 1997





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US WEST FINANCIAL SERVICES, INC. - TRUST J (EXECUTION)



                             CERTIFICATE OF SERVICE

                  The Lessee, The Toledo Edison Company, hereby certifies that its precise address is 300 Madison Avenue, Toledo, Ohio 43651.

                                        By:      /s/ DAVID M. BLANK
                                                 -----------------------
                                        Name:    David M. Blank

                                        Title:   Treasurer

                                        Date:    August 20, 1997


                             CERTIFICATE OF SERVICE

                  The Lessee, The Cleveland Electric Illuminating Company, hereby certifies that its precise address is 6200 Oak Tree Boulevard, Independence, Ohio 44131.

                                        By:      /s/ DAVID M. BLANK
                                                 -----------------------
                                        Name:    David M. Blank

                                        Title:   Treasurer

                                        Date:    August 20, 1997



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US WEST FINANCIAL SERVICES, INC. - TRUST J (EXECUTION)



STATE OF OHIO            )
                         )  ss.:
COUNTY OF CUYAHOGA       )

                  BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named THE TOLEDO EDISON COMPANY, by David M. Blank, its Treasurer, who acknowledged that he/she did sign the foregoing instrument on behalf of said corporation by authority of its Board of Directors and that the same is the free act and deed of said corporation and his/her free act and deed individually and as such officer.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Cleveland, Ohio this 20th day of August, 1997.


                                 /s/ MARY E. SCHUBERT
                                 ---------------------------
                                 Notary Public

                                 My Commission Expires: August 18, 2001




STATE OF OHIO            )
                         )  ss.:
COUNTY OF CUYAHOGA       )

                  BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, by David M. Blank, its Treasurer, who acknowledged that he/she did sign the foregoing instrument on behalf of said corporation by authority of its Board of Directors and that the same is the free act and deed of said corporation and his/her free act and deed individually and as such officer.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Cleveland, Ohio this 20th day of August, 1997.


                                 /s/ MARY E. SCHUBERT
                                 ----------------------------
                                 Notary Public

                                 My Commission Expires:  August 18, 2001



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US WEST FINANCIAL SERVICES, INC. - TRUST J (EXECUTION)



STATE OF DELAWARE           )
                            ) ss.:
COUNTY OF NEW CASTLE        )

                  On this 20th day of August, 1997, before me, the undersigned notary public, personally appeared Stephen J. Kaba who acknowledged himself to be a Vice President of FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, and that he, as such officer being authorized to do so, executed the foregoing instrument in the capacity and for the purposes therein contained by signing the name of the trust company by himself as such officer.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal.


[Notarial Seal]                 /s/ JOANNE E. LEE
                                ---------------------------
                                Notary Public

                                My Commission Expires: May 14, 1999



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US WEST FINANCIAL SERVICES, INC. - TRUST J (EXECUTION)



                                                                   SCHEDULE 1
                                                           TO AMENDMENT NO. 2
                                                            TO FACILITY LEASE


                        BASIC LEASE RATE FACTORS
                        ------------------------
                  Date                            % of Facility Cost
                  ----                            ------------------






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US WEST FINANCIAL SERVICES, INC. - TRUST J (EXECUTION)



                                                                   SCHEDULE 2
                                                           TO AMENDMENT NO. 2
                                                            TO FACILITY LEASE


                          STIPULATED LOSS VALUE
                          ---------------------
                  Date                            % of Facility Cost
                  ----                            ------------------



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US WEST FINANCIAL SERVICES, INC. - TRUST J (EXECUTION)



                                                                   SCHEDULE 3
                                                           TO AMENDMENT NO. 2
                                                            TO FACILITY LEASE


                            TERMINATION VALUE
                            -----------------
                  Date                            % of Facility Cost
                  ----                            ------------------



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US WEST FINANCIAL SERVICES, INC. - TRUST J (EXECUTION)



                                                                   SCHEDULE 4
                                                           TO AMENDMENT NO. 2
                                                            TO FACILITY LEASE


                       SPECIAL TERMINATION VALUE
                       -------------------------
                 Date                             % of Facility Cost
                 ----                             ------------------



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